                                                                       EXHIBIT 1

                               SCANSOURCE, INC.

                                 COMMON STOCK
                           ------------------------

                            UNDERWRITING AGREEMENT

                                                                          , 1997
                                                                 ---------

THE ROBINSON-HUMPHREY COMPANY, INC.
WILLIAM BLAIR & COMPANY, L.L.C.
As representatives of the several Underwriters named in Schedule I hereto,
c/o The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Ladies and Gentlemen:

     ScanSource, Inc., a South Carolina corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,400,000 shares of common stock, no par value ("Common Stock"), of the Company (the "Firm Shares"), and, at the election of the Underwriters, subject to the terms and conditions stated herein, the Company and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose to sell to the Underwriters up to 210,000 additional shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares"). In your capacity as representatives of the several Underwriters, you are referred to herein as the "Representatives."

     1. (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (i) A registration statement on Form S-1 (File No. 333-_____) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company which conforms in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments, of each related prospectus subject to completion (singularly called a "Preliminary Prospectus" and collectively called the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.



          If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if The Robinson-Humphrey Company, Inc., on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and

     Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if The Robinson-Humphrey Company, Inc., on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if
                                                    --------  -------
     in reliance on Rule 434 of the Rules and Regulations and with the consent of The Robinson-Humphrey Company, Inc., on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of The Robinson-Humphrey Company, Inc., on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

          (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations pertaining to preliminary prospectuses and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact (except for such information as is permitted to be omitted from a preliminary prospectus) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Time of Delivery (hereinafter defined) and on any later date on which Optional Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that none of the representations and warranties contained in this
     -------
     subparagraph (ii) shall apply to information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

          (iii) The Company and its Subsidiary (as defined below) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and authority to own, lease and operate their respective properties and conduct their respective business as described in the Prospectus; at the Time of Delivery, the Company will directly or indirectly own all of the outstanding capital stock of its Subsidiary free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, except as disclosed in the Prospectus; the Company and its Subsidiary are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the ownership or leasing of their respective properties or the conduct of their respective business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, except any such proceeding which would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise; neither the Company nor its Subsidiary is in violation of its respective charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness which has not otherwise been waived, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or its Subsidiary is a party or by which it or its Subsidiary or their respective properties may be bound which has not otherwise been waived; and neither the Company nor its Subsidiary is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiary or over their respective properties of which it or they have knowledge. At the Time of Delivery, the Company will not own or control, directly or indirectly, any corporation, association or other entity or have any equity interest in any other entity other than Transition Marketing, Inc. (the "Subsidiary").



          (iv) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification or other remedies hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or its Subsidiary is a party or by which it or its Subsidiary or their respective properties may be bound, (ii) the charter or bylaws of the Company or its Subsidiary, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiary or over their respective properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiary or over their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company or its Subsidiary of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects, and except for any such foreign consents, approvals or authorizations the failure of which to obtain would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise.

          (v) There is not any pending or, to the best of the Company's knowledge, threatened action, suit, claim or proceeding against the Company or its Subsidiary or any of their respective officers or any of their respective properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its Subsidiary or over their respective officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its Subsidiary considered as one enterprise or might materially and adversely affect their properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company or its Subsidiary of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement.

          (vi) All outstanding shares of capital stock of the Company (including the Optional Shares) have been and on the Subsequent Time of Delivery (as hereinafter defined), will be, duly authorized and validly issued and fully paid and nonassessable, will have been offered, sold and issued in compliance with all federal and state securities laws, will not have been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Firm Shares and the Optional Shares have been and on the Subsequent Time of Delivery, will be, duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; the Firm Shares and the Optional Shares which may be sold by the Company will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Firm Shares or Optional Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act, the Exchange Act or under state or other securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (vii) KPMG Peat Marwick LLP, which has audited the financial statements of the Company, together with the related notes, as of June 30, 1996 and 1997 and for each of the years in the three years ended June
     30, 1997 filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes forming part of the Registration Statement and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related notes filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

          (viii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed or contemplated in the Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise, (ii) any transaction that is material to the Company and its Subsidiary considered as one enterprise, incurred by the Company or its Subsidiary, except transactions entered into in the ordinary course of business, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiary considered as one enterprise, incurred by the Company or its Subsidiary, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiary that is material to the Company and its Subsidiary considered as one enterprise, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its Subsidiary or (vi) any loss or damage (whether or not insured) to the property of the Company that has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise.

          (ix) Except as set forth in the Registration Statement and the Prospectus, (i) the Company and its Subsidiary have good and marketable title to all properties and assets described in the Registration Statement and the Prospectus as owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise, (ii) the agreements to which the Company or its Subsidiary is a party described in the Registration Statement and the Prospectus are valid agreements, enforceable by the Company and its Subsidiary (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its Subsidiary have valid and enforceable leases for all properties described in the Registration Statement and the Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and the Prospectus, the Company and its Subsidiary own or lease all such properties as are necessary to its operations as now conducted or as now proposed to be conducted.

          (x) The Company and its Subsidiary have filed all necessary foreign, federal, state and local income and franchise tax returns (other than franchise tax returns which the failure to file would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise) and have paid all taxes and penalties shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or its Subsidiary that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise; and all tax liabilities are adequately provided for on the books of the Company and its Subsidiary.

          (xi) The Company and its Subsidiary maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its Subsidiary against theft, damage, destruction, acts of vandalism, business interruption and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company not its Subsidiary have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise.

          (xii) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or its Subsidiary exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. No collective bargaining agreement exists with any of the Company's or the Subsidiary's employees and, to the best of the Company's knowledge, no such agreements are imminent.

          (xiii) The Company and its Subsidiary own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct their respective businesses as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus in the U.S. and, to the Company's knowledge, outside the U.S.; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise; neither the Company nor its Subsidiary has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company or its Subsidiary by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and neither the Company nor its Subsidiary has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise.

          (xiv) Except as described in the Registration Statement and the Prospectus, the Company and its Subsidiary have operated and currently operate their respective business in conformity with all applicable laws, rules and regulations of each jurisdiction in which they are conducting business, except where the failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. The Company and its Subsidiary have all licenses, certificates, authorizations, approvals, permits, franchises, orders and consents from all state, federal and other governmental or regulatory authorities (including foreign jurisdictions) which are necessary to the conduct of their respective business, except where the failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. All of such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents are valid and in full force and effect. Except as described in the Registration Statement and the Prospectus, the Company and its Subsidiary have fulfilled and performed, and will fulfill and perform, all of their obligations with respect to, and are operating in compliance with, all such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any impairment of the rights of the holder thereof, except to the extent that any such revocation, termination or impairment would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. Except as set forth in the Registration Statement and the Prospectus, no such licenses, certificates, authorizations, approvals, permits, franchises, orders or consents contain any restrictions that have or may have a material adverse effect on the condition (financial or otherwise), results of operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. Neither the Company nor its Subsidiary is aware of any existing or imminent matter the occurrence of which would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise other than as disclosed in the Registration Statement and the Prospectus.



          (xv) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common

     Stock under the Exchange Act or delisting the Common Stock from The Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

          (xvi) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (xvii) The Company has not distributed and will not distribute prior to the later of (i) the First Time of Delivery (as hereinafter defined) or the Subsequent Time of Delivery, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

          (xviii) Neither the Company not its Subsidiary has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the U.S. or any jurisdiction thereof.

          (xix) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (xx) Each officer and director of the Company, each Selling Shareholder and any other person or entity shown on Schedule III hereto has agreed in writing that such person will not, from the date that the Registration Statement is declared effective by the Commission until the expiration of the period shown on Schedule III hereto (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired by such person, directly or indirectly, or with respect to which such person has or hereafter acquires the power of disposition, other than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction,
     (ii) as a distribution to limited partners, shareholders or beneficiaries of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) if such person is an individual, to a member or members of his or her immediate family or to a trust the beneficiaries of which are exclusively such person and/or a member or members of his or her immediate family, provided that each transferee thereof agrees in writing to be bound by the terms of this restriction, or (iv) with the prior written consent of The Robinson-Humphrey Company, Inc.. The term "Disposition" shall not include such person's exercise of a stock option or warrant issued or granted by the Company or other securities granted by the Company and convertible or exchangeable for Common Stock of the Company, but shall include any subsequent offer to sell, contract to sell, sale, disposal of, loan, pledge or grant of any rights with respect to the Shares of Common Stock, except for any shares of Common Stock to be sold by such person pursuant to this Agreement. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such

     Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, each such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with the foregoing restrictions. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of record of the Company and the number and type of securities held by each securityholder of record. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of The Robinson-Humphrey Company, Inc..

          (xxi) Except as set forth in the Registration Statement and the Prospectus, (i) the Company and its Subsidiary are in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their respective business which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise, (ii) neither the Company nor its Subsidiary has received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) neither the Company nor its Subsidiary will, to the Company's knowledge, be required to make future material capital expenditures to comply with Environmental Laws and (iv) to the Company's knowledge, no property which is owned, leased or occupied by the Company or its Subsidiary has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as
                                           ------
     a contaminated site under applicable state or local law.

          (xxii) The Company and its Subsidiary maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets,
     (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxiii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as required to be disclosed and are disclosed in the Registration Statement and the Prospectus.

          (xxiv) The Company has complied with any applicable provisions of
     Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (xxv) The Subsidiary of the Company is not prohibited, directly or indirectly, from paying any dividends, from making any other distributions on its capital stock, from repaying to the Company any loans or advances to it or from transferring any of its property or assets to the Company, except as disclosed in the Registration Statement and the Prospectus and except for such limitations that may be contained in the corporate code of the jurisdiction under which the Subsidiary is incorporated.

          (xxvi) To the best of the Company's knowledge, other than David M. Nussbaum's, Robert Gladstone's, Richard Gladstone's and Richard Buonocore's relationships with GKN Securities Corp. (whose aggregate ownership interests represent less than 5% of the Company's Common Stock), no officer, director or 5% or more securityholder of the Company has an "association" or "affiliation" with any member of the National Association of Securities Dealers, Inc. ("NASD"), within the meaning of Article III,
     Section 44 of the Rules of Fair Practice of the NASD. The Company does not have an "association" or "affiliation" with any member of the NASD, within the meaning of Article III, Section 44 of the Rules of Fair Practice of the NASD.

          (xxvii) The Company and its Subsidiary have previously disclosed and delivered or made available to the Representatives prior to the date the Registration Statement was declared effective copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plan, all other written employee programs, arrangements, or agreements, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in
     Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part, or contributed to, by the Company or its Subsidiary for the benefit of employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

          The Company and its Subsidiary have maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and any other applicable Federal and State laws the breach or violation of which would have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or such a letter has been timely requested, and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code, except where any failure to so maintain such Company Benefit Plan would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. Neither the Company nor its Subsidiary has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or its Subsidiary to a tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise.

          Neither the Company nor its Subsidiary is obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits (except COBRA continuation coverage required to be provided by ERISA Section 601), which obligations would have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise. Neither the Company, its Subsidiary nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company or its Subsidiary have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company, its Subsidiary nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with Company or its Subsidiary have had an "obligation to contribute" (as defined in ERISA
     Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

          (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. In the event that the Underwriters exercise the election to purchase Optional Shares, each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

          (i) Such Selling Shareholder (i) to the extent it or he currently owns any Shares, now has and on the First Time of Delivery will have, and (ii) on the Subsequent Time of Delivery, will have valid marketable title to the Shares to be sold by such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest pertaining to such Selling Shareholder or such Selling Shareholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

          (ii) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an irrevocable Power of Attorney (the "Power of Attorney") appointing Steven H. Owings, Michael L. Baur and Jeffery A. Bryson as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Custody Agreement with Continental Stock Transfer & Trust Company, New York, New York, as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 7(h) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Optional Shares to be sold by such Selling Shareholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares, a notice of exercise or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

          (iii) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Optional Shares to be sold by such Selling

     Shareholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

          (iv) Such Selling Shareholder will not, during the Lock-up Period, effect the Disposition of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired by such Selling Shareholder, directly or indirectly, or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition, other than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to limited partners, shareholders or beneficiaries of such Selling Shareholder, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) if such person is an individual, to a member or members of his or her immediate family or to a trust the beneficiaries of which are exclusively such person and/or a member or members of his or her immediate family, provided that each transferee thereof agrees in writing to be bound by the terms of this restriction, or
     (iv) with the prior written consent of The Robinson-Humphrey Company, Inc.. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Shareholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Such Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Shareholder except in compliance with the foregoing restrictions.

          (v) Except with respect to 25,000 Shares issuable upon the exercise of outstanding options, for which a notice of exercise will be placed in custody by certain Selling Shareholders, certificates in negotiable form representing all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

          (vi) This Agreement has been duly authorized by such Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of or constitute a default under any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Optional Shares to be sold by such Selling Shareholder hereunder, may be bound or, to the best of such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder, or, if such Selling Shareholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

          (vii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (viii) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (ix) All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Optional Shares that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the First Time of Delivery and on the Subsequent Time of Delivery, was or will be, true, correct and complete in all material respects, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Time of Delivery (hereinafter defined) ,and on any later date on which Optional Shares are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information, in light of the circumstances under which they were made, not misleading.

          (x) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Time of Delivery, or the Subsequent Time of Delivery, as the case may be, and will advise one of its Attorneys and The Robinson-Humphrey Company, Inc. prior to the First Time of Delivery or such later date on which Optional Shares are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 7(h) hereof would be inaccurate if made as of the First Time of Delivery or the Subsequent Time of Delivery as the case may be.

          (xi) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; such Selling Shareholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

          (xii) Such Selling Shareholder is not aware that any of the representations and warranties of the Company set forth in Section 1(a) of this Agreement is untrue or inaccurate in any material respect.

     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the First Time of Delivery a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from
the Company, at a purchase price of $       per share, the number of Firm Shares
                                     ------
(to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the Underwriters from the Company hereunder and
(b) in the event that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and the Selling Shareholders agree to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to be sold by the Selling Shareholders as set forth opposite their respective names in Schedule II hereto as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder. In the event that the Underwriters shall exercise the election to purchase Optional Shares in part, the Underwriters shall purchase (i) first, the Optional Shares to be sold by the Selling Shareholders until all such Optional Shares have been sold, (which if partially exercised will be purchased from the Selling Shareholders on a pro rata basis rounded to the nearest whole share), and (ii) second, the Optional Shares to be sold by the Company until all such Optional Shares have been sold.

     The Company and the Selling Shareholders hereby grant to the Underwriters the right to purchase, at their election in whole or in part from time to time, up to 210,000 Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Selling Shareholders agree to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in
Section 7 hereof at each Subsequent Time of Delivery.

     3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as

The Robinson-Humphrey Company, Inc. may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Shareholders to you for the account of such Underwriter against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks drawn on an Atlanta, Georgia bank, payable to the order of the Company and the Custodian, as their interests may appear, in same-day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, or at such other location as you, the Company and the Attorneys may agree upon, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Atlanta time, on the third (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Exchange Act, after 4:30 p.m., Washington, D.C. time, the fourth) full business day after this Agreement is executed or at such other time and date not less than the seventh full business day thereafter as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Atlanta time, on the date and at the location specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Attorneys may agree upon. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. (A) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

          (i) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

          (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          (iii) The Company will use its best efforts to cooperate with you and Underwriters' counsel in connection with your qualifying the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and continuing such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

          (iv) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first (1st) full business day following the first day that Shares are traded, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus and the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if The Robinson-Humphrey Company, Inc., on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

          (v) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the 90th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration

     Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a 12-month period beginning after the effective date of the Registration Statement.

          (vi) During a period of five years after the date hereof and for so long as the Company is a reporting company under the Exchange Act, the Company will furnish to its shareholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its shareholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's shareholders, (ii) concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of shareholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants,
     (iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its respective businesses, which you may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (vii) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (viii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (ix) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Agreement is terminated pursuant to Section 10(a) hereof, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares.

          (x) If at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event to the extent lawful.

          (xi) During the Lock-up Period, the Company will not, without the prior written consent of The Robinson-Humphrey Company, Inc., effect the Disposition of, directly or indirectly, any Securities other than (i) the sale of the Firm Shares and the Optional Shares hereunder, (ii) the Company's issuance of options or Common Stock under the Company's 1993 Incentive Stock Option Plan or 1994 Stock Option Plan for Outside Directors (collectively, the "Option Plans"),
     (iii) the issuance of Common Stock pursuant to the exercise of options, warrants, and unit purchase options outstanding on the date hereof granted to certain Selling Shareholders, and (iv) the issuance of Securities in connection with the Company's acquisition of an ownership interest in another business or entity; provided, however, that the Company may not
                                 --------  -------
     register such Securities under the Act or grant any registration rights with respect to such Securities without the prior written consent of The Robinson-Humphrey Company, Inc..

          (xii) During a period of 90 days from the effective date of the Registration Statement, the Company will not file a registration statement registering shares under the Option Plans or any other employee benefit plan, except for a registration statement on Form S-8 covering 182,000 shares of Common Stock subject to existing stock options and 80,000 shares of Common Stock reserved for issuance under Option Plans.

          (xiii) For so long as there are more than 300 shareholders of the Common Stock, the Company shall use its best efforts to maintain the listing of the Common Stock on The Nasdaq National Market for a period of at least five years after the effective date of the Registration Statement.

          (xiv) The Company and the Selling Shareholders shall use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company or the Selling Shareholders prior to the Time of Delivery or any later date on which Optional Shares are to be purchased, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          (xv) The Company agrees to enforce (at its expense), for the benefit of the Underwriters and at the request of The Robinson-Humphrey Company, Inc., the Lock-up Agreements and not to waive any condition of any such agreement without the prior written consent of The Robinson-Humphrey Company, Inc.

     6. EXPENSES. The Company will pay all costs and expenses (other than the fees and disbursements of Underwriters' counsel and your out-of-pocket expenses and costs, except as provided below or in Section 5(a)(ix) hereof) incident to the performance of its obligations and the obligations of the Selling Shareholders under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and, if applicable, any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on The Nasdaq National Market and (vii) any reasonable expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section 6 and Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

     (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 4:00 p.m., Atlanta time, on the day following the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     (b) Alston & Bird LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (c) You shall have received an opinion, dated as of the Time of Delivery, of Nexsen Pruet Jacobs & Pollard, LLP, counsel for the Company, in form and substance reasonably satisfactory to you and your counsel, subject to customary assumptions and qualifications, substantially to the effect that:

          (i) The Company and its Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation;

          (ii) The Company and its Subsidiary have the corporate power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus;

          (iii) The Company and its Subsidiary are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction, if any, in which the ownership or leasing of their respective properties or the conduct of their respective business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiary considered as one enterprise. To such counsel's knowledge, the Company does not own or control, directly or indirectly, 50% or more of the voting equity of any corporation, association or other entity other than Transition Marketing, Inc.;

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company (including the Optional Shares) have been, and will be on any later date on which Optional Shares are purchased, duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right arising by operation of law, or to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right;

          (v) All issued and outstanding shares of capital stock of the Company's Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right arising by operation of law, or to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any perfected pledge, lien, security interest, encumbrance, claim or equitable interest;

          (vi) The Firm Shares or the Optional Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right arising by operation of law, or to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right;

          (vii) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

          (viii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification provisions or other remedies may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, public policy or by general equitable principles;

          (ix) The Registration Statement was declared effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

          (x) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

          (xi) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and was, as of the effective date of the Registration Statement, not inaccurate in any material respect; and the form of certificates evidencing the Common Stock and filed as an exhibit to the Registration Statement complies with the requirements of South Carolina law;

          (xii) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents, insofar as such statements constitute a summary of documents referred to therein or matters of law, as of the effective date of the Registration Statement, were not inaccurate in any material respect and fairly presented in all material respects the information required to be presented by the Act and the applicable Rules and Regulations;

          (xiii) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required;

          (xiv) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder and certain other remedial provisions, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's or its Subsidiary's charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any material bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or its Subsidiary is a party or by which their respective properties are bound, or any applicable statute, rule or regulation, or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or its Subsidiary or over any of their respective properties or operations;

          (xv) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body in the U.S. having jurisdiction over the Company or its Subsidiary, or over any of their respective properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act, the Exchange Act or such as may be required under State or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

          (xvi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or its Subsidiary of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein;

          (xvii) To such counsel's knowledge, neither the Company nor its Subsidiary is presently (a) in material violation of its respective charter or bylaws, or (b) in material breach of any applicable statute, rule or regulation or any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or its Subsidiary, or over any of their respective properties or operations;

          (xviii) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel for registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights;

          (xix) The Company is not, nor will the Company become upon the sale of the Shares and the application of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds," an "investment company" or a person controlled by an "investment company" within the meaning of the 1940 Act;

          (xx) Each Selling Shareholder which is not a natural person has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Selling Shareholder that is not a natural person has been duly authorized by such Selling Shareholder; the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly executed and delivered by or on behalf of such Selling Shareholder; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

          (xxi) Each of the Selling Shareholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder hereunder;

          (xxii) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of each Selling Shareholder; and

          (xxii) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any perfected pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters purchased such shares in good faith and are without notice of any defect in the title of the Shares being purchased from the Selling Shareholders.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the U.S. or the State of South Carolina upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Shareholders or officers of the Selling Shareholders (when the Selling Shareholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge or any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' counsel.

          (d) You shall have received from KPMG Peat Marwick LLP letters dated, respectively, the date hereof and each Time of Delivery, in form and substance satisfactory to you, stating that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and to the effect that:

          (i) In their opinion, the financial statements audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder with respect to registration statements on Form S-1;

          (ii) The unaudited summary and selected financial information included in the Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary" and "Selected Financial Data" agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them;

          (iii) On the basis of a reading of the latest available unaudited financial statements of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                    (A) at a specified date not more than five days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in Shareholders' equity or increase in long-term debt of the Company, or other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheets included in the Prospectus, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letters; and

                    (B) for the period from the closing date of the latest statements of revenues and expenses included in the Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in net service revenue or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

               (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.

          (e) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor its Subsidiary shall have sustained
(i) any material loss or interference with their respective business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus; or
(ii) any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company) in the condition (financial or otherwise) earnings, operations, business or business prospects of the Company and its Subsidiary considered as one enterprise, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (f) The Shares shall be listed on The Nasdaq National Market, subject to notice of issuance.

          (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on The Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the NASD or The Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; (iii) any outbreak or escalation of hostilities involving the U.S., declaration by the U.S. of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause
(iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (h) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholders, satisfactory to you, as to the accuracy of the representations and warranties of the Company and such Selling Shareholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 7, and as to such other matters as you may reasonably request.

      8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company
                                            --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus, or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this
             -------- -------
Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 5(a)(iv) hereof.

          The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) In the event that the Underwriters exercise the election to purchase Optional Shares, each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E or the Bylaws of the NASD) under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Selling Shareholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder, directly or through such Selling Shareholder's representatives, specifically for use in the preparation thereof, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however
                                                             --------
that the indemnity agreement provided in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 5(a)(iv) hereof.

          The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which such Selling Shareholder may otherwise have.

          (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company (and each Selling Shareholder in the event that the Underwriters exercise the election to purchase Optional Shares), against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Shareholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading, and
(iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and each such Selling Shareholder for any legal or other expenses reasonably incurred by the Company and each such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

          The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company (each Selling Shareholder in the event that the Underwriters exercise the election to purchase Optional Shares), and each person, if any, who controls the Company (or any Selling Shareholder in the event that the Underwriters exercise the election to purchase Optional Shares), within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action
                   --------
include both the indemnified party and the indemnifying party and the indemnified party shall have received an opinion of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with the reasonable fees of appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a), 8(b) or 8(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No
            --------
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

          (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that except as set forth in Section 8(f) hereof, the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company and the Selling Shareholders are responsible for the remaining portion, provided,
                                                                    --------
however that (i) no Underwriter shall be required to contribute any amount in
- -------
excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter, the Company or any Selling Shareholder within the meaning of the Act or the

Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

               (f) In the event that the Underwriters exercise the election to purchase Optional Shares, the liability of each Selling Shareholder under the representations, warranties and agreements contained herein and under the indemnity agreements contained in the provisions of this Section 8 shall be limited to an amount equal to the public offering price of the Optional Shares sold by such Selling Shareholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Shareholder. The Company and such Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

               (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

      9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company (and the Selling Shareholders in the event that the Underwriters exercise the election to purchase Optional Shares) as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied in all material respects, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., telecopier number (404) 266-5965, Attention: Corporate Finance Department; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615, telecopier number (864) 288-2432, Attention: Steven H. Owings, Chief Executive Officer with a copy to G. Marcus Knight, at Nexsen Pruet Jacobs & Pollard, LLP, First Union Building, 1441 Main Street, Suite 1500, Columbia, South Carolina 29201, telecopier number (803) 253-8277; if sent to one or more of the Selling Shareholders, such notice shall be sent mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Steven H. Owings, Michael L. Baur and Jeffery A. Bryson, as Attorneys-in-Fact for the Selling Shareholders, at ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615, telecopier number (864) 288-2432.

      13. REPRESENTATIVES. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, Inc. will be binding upon all the Underwriters.

      14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

      16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                           Very truly yours,


                           SCANSOURCE, INC.

                           By:
                              ----------------------------------
                           Name:

                           Title:


                           SELLING SHAREHOLDERS

                           By:
                              ----------------------------------
                           Name:
                           Attorney-in-Fact for the Selling Shareholders named in Schedule II hereto



The foregoing Agreement is hereby
confirmed and accepted as of the date first written above at Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, INC.
WILLIAM BLAIR & COMPANY, L.L.C.

By:  The Robinson-Humphrey Company, Inc.

     By:
        -------------------------------------
        (Authorized Representative)

On behalf of each of the Underwriters

                                   SCHEDULE I




                                                                                   Number of
                                                                                Optional Shares
                                                            Number of                To Be
                                                           Firm Shares             Purchased
                                                              To Be                if Maximum
                 Underwriters                                Purchased          Option Exercised
                 ------------                              -----------          ----------------
The Robinson-Humphrey Company, Inc.
William Blair & Company, L.L.C.






Total                                                                           ----------------
                                                                                       1,400,000
                                                                                ================

                                  SCHEDULE II


                                               Number of Firm
                                                   Shares
                                                 To Be Sold
                                                 ----------

ScanSource, Inc.                                 1,400,000
                                                 ---------
      Total                                      1,400,000
                                                 =========

                                            Number of Optional
                                                   Shares
                                                 To Be Sold
                                                 ----------
ScanSource, Inc.                                    138,600

Steven H. Owings                                     20,000

Pringle Family Education Trust                        2,200
Samuel M. Pringle and Kathrin R. Pringle,
Co-trustees

Ingles Family Education Trust,
John S. Ingles, Jr. and Susan P. Ingles,              2,200
Co-trustees

Michael L. Baur                                      30,000

Jeffery A. Bryson                                    10,000

Brenda McCurry                                        7,000
                                                 ----------
Total                                               210,000
                                                 ==========

                                  SCHEDULE III

                                  Lock-up List
                                  ------------


                                                Lock-up Period*
                                                ---------------

          Steven H. Owings                             90
          Barry Rubenstein                             60
          Dennis B. Gates                              90
          Eli Oxenhorn                                 60
          Michael L. Baur                              90
          Jeffery A. Bryson                            90
          Steven R. Fischer                            90
          James G. Foody                               90
          Irwin Lieber                                 60
          Buck Baker                                   90
          Leah Gangloff                                90
          Greg Dixon                                   90
          Andy Heyman                                  90
          Cheri Jones                                  90
          Brenda McCurry                               90
          Bobby McLain                                 90
          Shelby Neal                                  90
          Ed Solomon                                   90
          Bob Thompson                                 90
          Janet K. Rollins                             90
          Steve Roberson                               90
______________________

* Number of days from the date that the Registration Statement is declared effective by the Commission.